Exhibit 99.1

Precipio Announces Year end 2023 Shareholder Update Call

Conference Call to be held on April 1st, 2024 at 5:00 PM EST

NEW HAVEN, CT, (March 25th, 2024) - Specialty cancer diagnostics company Precipio, Inc. (NASDAQ: PRPO), will be hosting its year end 2023 corporate update call on April 1st, 2024 at 5:00 PM ET. The call will include updates on all of the company’s current core businesses.

The conference call may be accessed by calling 844-695-5519 (international callers dial 1-412-902-6760). All callers should ask for the Precipio Inc. conference call. Participants may also pre-register for the conference call to https://dpregister.com/sreg/10187530/fbf7985e7e and will receive a calendar invite and a direct dial-in number, bypassing the operator.

Listeners interested in submitting questions in advance should email their questions to investors@precipiodx.com and management will do its best to address those questions during the call.

A replay of the call will be available approximately 24 hours after the call and may be accessed via the Investors page on Precipio's website, https://www.precipiodx.com/investors/.

About Precipio

Precipio is a healthcare biotechnology company focused on cancer diagnostics. Our mission is to address the pervasive problem of cancer misdiagnoses by developing solutions in the form of diagnostic products and services. Our products and services deliver higher accuracy, improved laboratory workflow, and ultimately better patient outcomes, which reduce healthcare expenses. Precipio develops innovative technologies in our laboratory where we design, test, validate, and use these products clinically, improving diagnostic outcomes. Precipio then commercializes these technologies as proprietary products that serve the global laboratory community and further scales Precipio’s reach to eradicate misdiagnosis. For more information, please visit www.precipiodx.com.

Please follow us on LinkedIn, Twitter @PrecipioDx and on Facebook.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among others, including other financial projections and potential market opportunity, plans and prospects. Except for historical information, statements about future volumes, sales, growth, costs, cost savings, margins, earnings, earnings per share, diluted earnings per share, cash flows, plans, objectives, expectations, growth or profitability are forward-looking statements based on management’s estimates, beliefs, assumptions and projections. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic and financial performance, are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. We caution investors not to place undue reliance on the forward-looking statements contained in this press release. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties Important factors that could affect performance and cause results to differ materially from management’s expectations, or could affect the company’s ability to achieve its strategic goals, includes factors that are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis” in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as updated from time to time in the company’s Securities and Exchange Commission filings. The company’s forward-looking statements in this press release are based on management’s current views, beliefs, assumptions and expectations regarding future events and speak only as of the date of this release. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

Inquiries:

investors@precipiodx.com

+1-203-787-7888 Ext. 523